Exhibit 99.1

Independent Accountants’ Agreed-Upon Procedures Report

Uniti Group Inc. (the “Company”)

Uniti Fiber Holdings Inc.

Barclays Capital Inc. (the “Structuring Agent”)

(together, the “Specified Parties”)

Re: Uniti Fiber ABS Issuer LLC and Uniti Fiber TRS Issuer LLC, Secured Fiber Network Revenue Notes, Series 2025-1– Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “Uniti 2025-1 ABS Datatape (12.26.24).xlsx” provided by the Company on December 26, 2024, containing information on 19,580 fiber circuit receivables (the “Receivables”) as of September 30, 2024 (the “Data File”), which we were informed are intended to be included as collateral in the offering of Uniti Fiber ABS Issuer LLC and Uniti Fiber TRS Issuer LLC, Secured Fiber Network Revenue Notes, Series 2025-1. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts, percentages, and number of months were within $1.00, 0.1%, and 0.1 months respectively, unless otherwise stated.

•	The term “Initial Data File” means an electronic data file entitled “Uniti 2025-1 ABS Datatape (12.5.24).xlsx” provided by the Company on December 5, 2024, containing information on 19,580 fiber circuit receivables as of September 30, 2024.

•	The term “System Screenshots” means screenshots of customer records (including, but not limited to, obligor names and industries) and related fiber circuit records (including, but not limited to, obligor names, product types, service types, circuit locations, monthly recurring costs, start dates, and expiration dates) provided by the Company between December 6, 2024 and December 22, 2024, that the Company informed us were extracted from its Salesforce asset management system.

•	The term “MRC Contracts” means master service agreements, access service requests, service orders, or other monthly recurring charge contract information associated with each Receivable provided by the Company between December 4, 2024 and December 18, 2024, for each Selected Asset (defined below). The MRC Contracts were represented by the Company to be either the original MRC Contracts, a copy of the original MRC Contracts, and/or electronic records contained with the Company’s Salesforce asset management systems. We make no representation regarding the validity or accuracy of these contracts or the execution of the MRC Contracts by the obligors.

•	The term “Parent Account Mapping” means a tab within the Data File containing information on account names and additional identifiers associated with the Receivables.

•	The term “Industry Mapping” means a tab within the Data File containing information on industries and consolidated industry categories associated with the Receivables.

•	The term “Product Mapping” means a tab within the Data File containing information on service types and consolidated service type categories associated with the Receivables

•	The term “Oldest Salesforce Record Start Date Schedule” means an electronic data file entitled “Sample Selection – Oldest Salesforce Start Date Mapping File – 12.19.2024” containing start date information associated with each Selected Asset provided by the Company on December 19, 2024.

•	The term “Source Documents” means the System Screenshots, MRC Contracts, Parent Account Mapping, Industry Mapping, Product Mapping, and Oldest Salesforce Record Start Date Schedule.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, methodology, or value, as described in Exhibit A.

•	The term “Provided Information” means the Source Documents and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	The Structuring Agent, on behalf of the Company, provided us with a listing of 80 Receivables selected from the Data File (the “Selected Assets”), which we were informed were selected using non-statistical sampling techniques which included the 5 largest Receivables from each of the top 10 customers and 30 Receivables from the remaining population of Receivables. A listing of the Selected Assets is attached hereto as Exhibit B. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Receivables selected from the Data File.

B.	For each Selected Asset, we compared or recomputed the specified attributes in the Initial Data File listed in the table below to or using the corresponding information included in the Source Documents utilizing the Instructions, listed in the Provided Information column below, as applicable. The Specified Parties indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data File to the Source Documents for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Source Documents and Instructions are listed in the order of priority.

Attribute	Provided Information
Circuit Record	System Screenshots
Account Name	System Screenshots, Instructions
Parent Account, if any	System Screenshots, Instructions
Consolidated Parent Account	Parent Account Mapping, Instructions
Account: Segment	System Screenshots, Instructions
UF P&L Category	System Screenshots
Account: Industry	System Screenshots, Instructions
Consolidated Account Industry	Industry Mapping
Product Category	System Screenshots
Service Type	System Screenshots
Consolidated Product	Product Mapping
Contractual Price Escalator	MRC Contract, System Screenshots, Instructions
Adj. MRC	MRC Contract, System Screenshots, Instructions
A Loc MRC	Instructions
Z Loc MRC	Instructions
Adj. ARC	Instructions
A CPE Location: Location State	MRC Contract, System Screenshots
Z CPE Location: Location State	MRC Contract, System Screenshots
Original Service Start Date	System Screenshots
Current Service Start Date	System Screenshots
Current Expiration Date	System Screenshots
Adjusted Current Expiration Date	Instructions
Initial Term (months)	System Screenshots
Remaining Term (months)	Instructions
Oldest Salesforce CKT Record Start Date	Oldest Salesforce Record Start Date Schedule
Seasoning (using original service start date)	Instructions

We found such information to be in agreement except as listed in Exhibit C.

C.	As a result of the findings identified and reported in the performance of Procedure B, the Initial Data File was revised by the Company. The Data File represents the revised information reflecting resolution of differences reported as determined appropriate by the Company. We reperformed Procedure B for the Selected Assets in the Data File.

We found such information to be in agreement.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Initial Data File, Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Receivables, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivable being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California

January 8, 2025

Number	Attribute	Instructions
1.	Account Name

For Selected Asset #24 with a Data File value of “[REDACTED],” consider the Account Name to be in agreement if the System Screenshots value is “[REDACTED] (UF GulfCo).”

For Selected Assets #29 and #30 with a Data File value of “[REDACTED],” consider the Account Name to be in agreement if the System Screenshots values are “[REDACTED] (UF GulfCo).”

2.	Parent Account, if any	Do not perform this procedure for Selected Assets with a Data File value for Parent Account that is in agreement with the Data File value for Account Name.
3.	Consolidated Parent Account	Do not perform this procedure for Selected Assets with a Data File value for Consolidated Parent Account that is in agreement with the Data File value for Parent Account.
4.	Account: Segment	For Selected Assets with a Data File value of “Carrier,” consider the Account: Segment to be in agreement if the System Screenshots value is “Wholesale.”
5.	Account: Industry

For Selected Assets with a Data File value of “National,” consider the Account: Industry to be in agreement if the System Screenshots value is “National Carrier.”

For Selected Assets with a Data File value of “Regional,” consider the Account: Industry to be in agreement if the System Screenshots value is “Regional Carrier.”

For Selected Assets with a Data File value of “Religious/Non-Profit” consider the Account: Industry to be in agreement if the System Screenshots value is “Religious.”

6.	Contractual Price Escalator	For Selected Assets with a Data File value of “0.0%,” consider the Contractual Price Escalator to be in agreement if no Contractual Price Escalator is observed in the MRC Contract.
7.	Adj. MRC

For Selected Assets with a Contractual Price Escalator greater than “0,” recalculate as the product of:

(i)          the Adj MRC value in the MRC Contract, and

(ii)         the sum of (a) 100% plus (b) the Contractual Price Escalator value in the of MRC Contract, raised to the number of years (rounded down to the lowest whole number) between the Current Service Start Date and September 30, 2024

8.	A Loc MRC	If the Product Category is “Transport,” “Dark Fiber,” or “Small Cell,” recompute as the product of (i) Adj MRC, multiplied by (ii) 50%. Otherwise, compare to Adj. MRC.

Number	Attribute	Instructions
9.	Z Loc MRC	If the Product Category is “Transport,” “Dark Fiber,” or “Small Cell,” recompute as the product of (i) Adj MRC, multiplied by (ii) 50%. Otherwise, compare to zero.
10.	Adj. ARC	Recompute as the product of (i) Adj. MRC multiplied by (ii) 12.
11.	Adjusted Current Expiration Date	For Selected Assets with a Data File value for Current Expiration Date that occurs on or before September 30, 2024, compare to October 31, 2024. Otherwise, compare to the System Screenshots “Current Expiration Date” value.
12.	Remaining Term (months)	Recompute as the quotient of (i) the Adjusted Current Expiration Date less September 30, 2024, divided by (ii) 30.
13.	Seasoning (using original service start date)	Recompute as the quotient of (i) September 30, 2024, less Service Start Date, divided by (ii) 30.

Selected Asset Number	Circuit Record	Selected Asset Number	Circuit Record
1	CKT-167***	41	CKT-162***
2	CKT-153***	42	CKT-171***
3	CKT-153***	43	CKT-173***
4	CKT-170***	44	CKT-185***
5	CKT-080***	45	CKT-185***
6	CKT-174***	46	CKT-185***
7	CKT-175***	47	CKT-190***
8	CKT-175***	48	CKT-194***
9	CKT-175***	49	CKT-164***
10	CKT-182***	50	CKT-194***
11	CKT-140***	51	CKT-167***
12	CKT-064***	52	CKT-188***
13	CKT-176***	53	CKT-171***
14	CKT-158***	54	CKT-146***
15	CKT-185***	55	CKT-163***
16	CKT-162***	56	CKT-148***
17	CKT-178***	57	CKT-136***
18	CKT-161***	58	CKT-188***
19	CKT-170***	59	CKT-144***
20	CKT-156***	60	CKT-163***
21	CKT-170***	61	CKT-082***
22	CKT-162***	62	CKT-184***
23	CKT-161***	63	CKT-177***
24	CKT-195***	64	CKT-154***
25	CKT-195***	65	CKT-189***
26	CKT-186***	66	CKT-178***
27	CKT-151***	67	CKT-060***
28	CKT-105***	68	CKT-162***
29	CKT-196***	69	CKT-188***
30	CKT-196***	70	CKT-177***
31	CKT-123***	71	CKT-187***
32	CKT-035***	72	CKT-083***
33	CKT-137***	73	CKT-164***
34	CKT-182***	74	CKT-190***
35	CKT-182***	75	CKT-140***
36	CKT-194***	76	CKT-166***
37	CKT-183***	77	CKT-151***
38	CKT-185***	78	CKT-186***
39	CKT-182***	79	CKT-187***
40	CKT-182***	80	CKT-113***

Selected Asset Number	Circuit Record	Attribute	Per Data File	Per Provided Information
24	CKT-195***	Adjusted Current Expiration Date	9/30/2024	10/31/2024
24	CKT-195***	Remaining Term (months)	0	1.0333
25	CKT-195***	Adjusted Current Expiration Date	9/30/2024	10/31/2024
25	CKT-195***	Remaining Term (months)	0	1.0333